UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2016

MEDICAL PROPERTIES TRUST, INC.

(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-32559

Maryland	20-0191742
(State or other jurisdiction of incorporation or organization )	(I. R. S. Employer Identification No.)

1000 Urban Center Drive, Suite 501 Birmingham, AL	35242
(Address of principal executive offices)	(Zip Code)

(205) 969-3755

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 1, 2016, Medical Properties Trust, Inc. (the “Company”) filed a new prospectus supplement with the Securities and Exchange Commission (the “SEC”) with respect to the Company’s existing $250,000,000 at-the-market equity offering program (the “ATM Program”). The new prospectus supplement was filed as a result of the Company’s filing with the SEC on December 31, 2015 of a new shelf registration statement on Form S-3 (File No. 333-208813), which replaced the Company’s previously filed shelf registration statement on Form S-3.

On March 1, 2016, the Company entered into amendments to its Equity Distribution Agreements, dated as of January 10, 2014, with each of SunTrust Robinson Humphrey, Inc., Jefferies LLC, JMP Securities LLC, and Stifel, Nicolaus & Company, Incorporated, as sales agents, which provide, among other matters, that any offers and sales of shares of the Company’s common stock under the existing ATM Program shall be made pursuant to the new prospectus supplement. Prior to March 1, 2016, the Company has sold shares of its common stock under the ATM Program with an aggregate price of $22.9 million, leaving $227.1 million available under the new prospectus supplement.

In connection with the Company’s filing with the SEC of the new prospectus supplement with respect to the existing ATM Program, the Company is filing certain exhibits as part of this Current Report on Form 8-K. See “Item 9.01. Financial Statements and Exhibits.”

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Goodwin Procter LLP regarding the legality of shares offered

8.1	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. with respect to certain tax matters

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

23.2	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. (included in Exhibit 8.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

MEDICAL PROPERTIES TRUST, INC.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer

Date: March 1, 2016

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Goodwin Procter LLP regarding the legality of shares offered

8.1	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. with respect to certain tax matters

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

23.2	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. (included in Exhibit 8.1)